Dear  Shareholder:

The fiscal year ending September 30, 1995 continued a period of change in the bond market. After rising to their highest levels in several years last
November, interest rates fell steadily throughout 1995.   The net asset value
of the A shares of Thornburg Florida Intermediate Municipal Fund increased 29 cents per share to $11.83 over the year. If you were with us for the entire period, you received dividends of 63 cents per share. If you reinvest your
dividends, you received 64.4 cents per share.   Investors who owned C shares
received dividends of 54.9 and 56.1 cents per share, respectively, for the year ended September 30.

Your fund is a managed bond portfolio. Its performance over the last year is a total of all the stories of the individual bonds in your portfolio plus a few
that we traded during the period.   One  typical story pertains to our invest-
ment in the MBIA insured Lee County Capital Improvement Revenue 5.10% bonds due 10/1/2004.

The graph on this page compares the price change of Thornburg Florida Intermediate Municipal Fund with the price change in the Lee County bond. Recall from my last letter to you that on February 1, 1994 this bond was worth
104.171% of its maturity amount at a then market yield of 4.60%.   By September
30, 1994 an increase in its market yield to 5.74% decreased the price of the bond to 95.22% of its maturity value. On September 30, 1995, the Lee County bond was valued at 101.587% of its maturity amount at a market yield of 4.88%. In general, the price volatility of your Fund was less than that of the single Lee County bond.
(Note to S.E.C. officials)  Graph has been submitted as exhibit under Form SE.






Nothing has happened in the last several years of fluctuating interest rates to change the ultimate maturity value of this bond or other bonds you own through your investment in this fund. What has changed? The interim market prices of these bonds moved lower through most of 1994, before recovering this year. As you evaluate your investment in Thornburg Florida Intermediate Municipal Fund, you must consider the future prospects of the kinds of bonds you own in this portfolio.

Today, your portfolio includes approximately 40 bonds from around the state approximately 78% of which are rated A or better by one of the major rating agencies. Your bond portfolio in Thornburg Florida Intermediate Municipal Fund is laddered to give a dollar weighted average maturity of approximately 7.5 years. This is shorter than the 10 year maximum average maturity permitted for your fund.

On September 22, The Wall Street Journal reported that the public prefers a graduated income tax to a flat tax by 57% to 38% according to recent research polls. I'm not surprised, since the top 10% of income earning households in the U.S. pay around 60% of all individual income taxes collected. If you belong to the fortunate minority of high bracket taxpayers, ask yourself: Are taxes on my investment income likely to go down?

Many municipal bonds issued between 1983 and 1988 are being paid off early. Money to pay off these bonds prior to maturity has already been raised. You may own municipal bonds or unit trusts which are being redeemed. Please re-member that you can easily maintain your municipal portfolio by authorizing a simple, automatic transfer from your checking account to Thornburg Florida Intermediate Municipal Fund.

We believe the investment program of your fund is a thoroughly sensible one over time. At today's market prices and yields to maturity, the kinds of bond you own in this fund look attractive to me. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.


Sincerely,


/s/ Brian J. McMahon

Brian J. McMahon
Managing Director

Thornburg Florida Intermediate Municipal Fund
September 30, 1995

ASSETS

Investments, at value (cost $ 14,515,387)                      	$ 14,820,460
Cash	                                                                	40,618
Interest receivable 	                                               	248,944
Receivable for fund shares sold                                      	31,020
Prepaid expenses and other assets                                       	606
Receivable from investment adviser                                   	14,017

             	TOTAL ASSETS                                       	15,155,665
LIABILITIES

Dividends payable	                                                   	32,766
Accounts payable and accrued expenses	                                41,280

             	TOTAL LIABILITIES                                       74,046

NET ASSETS 	                                                   	$ 15,081,619

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($ 14,822,209 applicable to 1,252,774 shares of beneficial
interest outstanding)                                               	$ 11.83

Maximum sales charge, 3.50% of offering	                                 .43
price (3.63% of net asset value per share)
	             Maximum Offering Price Per Share                      	$ 12.26

Class C Shares:
Net asset value, offering, and redemption price per share
($ 259,410 applicable to 21,869 shares of beneficial
interest outstanding)                                               	$ 11.86

See notes to financial statements.

Thornburg Florida Intermediate Municipal Fund
Year Ended September 30, 1995

INVESTMENT INCOME
Interest income (net of premium amortized
     of $ 24,747)	                                                	$ 679,541


EXPENSES
Investment advisory fees (Note 3)                                    	73,419
Distribution and service fees  (Note 3)
 Class A Shares	                                                     	20,103
 Class B Shares	                                                      	3,363
 Class C Shares	                                                        	670
Transfer agent fees	                                                 	46,038
Custodian fees	                                                      	35,548
Professional fees	                                                   	10,515
Registration and filing fees	                                         	2,848
Other expenses		                                                       4,648

        	TOTAL EXPENSES	                                            	197,152

Less:
   Investment advisory fees waived by
        	investment adviser  (Note 3)	                               (73,419)
   Expenses assumed by investment adviser (Note 3)                  	(75,605)

         NET EXPENSES	                                               	48,128

         NET INVESTMENT INCOME                                      	631,413

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments sold                               	(77,300)
Increase in unrealized appreciation
   of investments	                                                   	434,101
 	       NET REALIZED AND UNREALIZED
            GAIN ON INVESTMENTS                                      	356,801

        	NET INCREASE IN NET ASSETS RESULTING
	           FROM OPERATIONS                                        	$ 988,214

See notes to financial statements.

Thornburg Florida Intermediate Municipal Fund

                                 Year Ended   	Period from February 1, 1994(a)
                              September 30, 1995  	to September 30, 1994
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                 	$ 631,413              	$ 175,766
Net realized loss on investments sold   	(77,300)	               (30,685)
Unrealized appreciation
(depreciation) of investments	           434,101               	(129,028)

   	NET INCREASE IN NET ASSETS
	   RESULTING FROM OPERATIONS           	988,214                 	16,053

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	                         (609,538)              	(175,625)
Class B Shares                          	(18,433)                   	(14)
Class C Shares                           	(3,442)	                  (127)

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	                         6,406,602              	8,235,076
Class B Shares                           	(36,459)                	20,114
Class C Shares	                           149,556	                109,642

NET INCREASE IN NET ASSETS             	6,876,500              	8,205,119

NET ASSETS:
   	Beginning of period	                8,205,119	                      0
   	End of period                   	$ 15,081,619            	$ 8,205,119

(a) Commencement of operations

See notes to financial statements.

Thornburg Florida Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes.

On September 1, 1994 the Funds began offering three classes of shares of beneficial interest, Class A, Class B and Class C shares. All shares outstand-ing prior to September 1, 1994 are considered Class A shares. On September 28, 1995, all existing Class B shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value. The Fund no longer offers Class B shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution fees and minor custody and transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES
Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment secur-ities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values port-folio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation proced-ures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the pro-visions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1995 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the share-holder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Thornburg Florida Intermediate Municipal Fund
Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to the investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") provides investment management and advisory services for which fees are computed at the rate of five eighths of one percent per annum of the average daily net assets of the Fund. As of September 1, 1994, the advisory agreement was modified to provide for a sliding scale fee that declines from 5/8 of 1% to 4/10 of 1% when the Fund's average net assets exceed $500 million. The investment advisory agreement provides that if, with respect to any fiscal year of the Fund, its total operating expenses (including investment advisory fees, but excluding interest, taxes, brokerage commissions and extra-ordinary expenses) exceed the most restrictive of the expense limitations imposed by state securities commissions of the states in which the Fund currently has registered its securities for sale, the investment advisory fees for that fiscal year will be reduced or the Adviser will assume certain Fund expenses by the amount of such excess. For the year ended September 30, 1995, the Adviser voluntarily waived its advisory fee amounting to $73,419 and assuned certain operating expenses amounting to $75,605.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1995, the Distributor earned commissions aggregating
$8,533 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,733 from redemptions of Class B shares of the Fund.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various share-holder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applic-able only to the Fund's Class B and Class C shares under which the Fund can reimburse the Distributor for certain distribution expenses on a monthly basis at an annual rate of up to .75% of the average daily net assets attributable to Class B shares and compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service & Distribution Plans for the year ended September 30, 1995, are set forth in the statement of operations.

Certain officers and trustees of the Fund are also officers and/or directors of the Adviser and Distributor.

Note 4 - SHARES OF BENEFICIAL INTEREST:

At September 30, 1995, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in agregated $ 14,884,531. Transactions in shares of beneficial interest were as follows:

                              		Year Ended  	Period from February 1, 1994 (a
	                          September 30, 1995    	to September 30, 1994

                            Shares    	Amount       	Shares      	Amount
Class A Shares
Shares sold            	2,280,027	$ 25,983,353     	723,159  	$ 8,508,029
Shares issued to
 shareholders	in
 reinvestment of
	distributions            	21,530     	250,357       	6,607       	76,983

Shares repurchased    	(1,748,521)	(19,827,108)    	(30,028)	    (349,936)

	Net Increase            	553,036	 $ 6,406,602	     699,738 	   $8,235,076

Class B Shares
Shares sold               	53,482   	$ 616,141       	1,731       	$20,114
Shares issued to
 shareholdersin
 reinvestment of
	distributions               	702       	8,186           	0             	0

Shares repurchased	       (55,915)   	(660,786)          	0             	0

	Net Increase (Decrease)  	(1,731)   ($ 36,459)      	1,731      	$ 20,114

Class C Shares
Shares sold               	23,893   	$ 280,218	       9,422	      $109,642
Shares issued to
 shareholdersin
 reinvestment of
	distributions               	250       	2,946           	0             	0

Shares repurchased	       (11,696)   	(133,608)          	0             	0

	Net Increase             	12,447   	$ 149,556       	9,422	     $ 109,642

(a) Commencement of operations.

Note 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 1995, the Fund had purchase and sale transact-ions (excluding short-term securities) of $ 15,956,083 and $ 9,897,963, respectively. The cost of investments for Federal income tax purposes is $14,521,205. At September 30, 1995, net unrealized appreciation of investments was $299,255, resulting from $330,529 gross unrealized appreciation and $ 31,274 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at September 30, 1995 aggregated $ 107,985.

For Federal income tax purposes, the Fund has realized capital loss carry-forwards of $ 102,167 as of September 30, 1995 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
September 30, 2002 - $30,685 and September 30, 2003 - $ 71,482.

Thornburg Florida Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)
	                             	Year Ended   	Period from February 1, 1994 (a)
	                        	September 30, 1995    	to September 30, 1994

Class of Shares:                       	A    	B**    	C   	  A	    B*     	C*

Net asset value, beginning of period	$11.54	$11.55	$11.54	$12.06	$11.72	$11.72
Income from investment operations:
Net investment income                  	.63	   .55   	.55	   .40   	.05   	.05
Net realized and unrealized
	gain (loss) on investments	            .29	   .28	   .32	  (.52) 	(.17)	 (.18)
Total from investment operations       	.92	   .83	   .87  	(.12) 	(.12) 	(.13)
Less distributions from:
	Net investment income                	(.63) 	(.55) 	(.55) 	(.40) 	(.05) 	(.05)
Change in net asset value              	.29	   .28   	.32	  (.52) 	(.17 )	(.18)

Net asset value, end of period      	$11.83	$11.83	$11.86	$11.54	$11.55	$11.54

Total Return (b)                    	8.22% 	7.55%	7.74%	(.95%) (1.02%) (1.10%)

Ratios/Supplemental Data
Ratios to average net assets:
	Net investment income             	 5.41%	4.69% 4.65% 5.09%(c)4.80%(c)4.89%(c)
	Expenses, after expense reductions  	.38% 1.08% 1.08% 	.25%(c)1.05%(c)1.10%(c)
	Expenses, before expense reductions	1.44%	5.35%19.08% 1.95%(c)7.80%(c)40.31%(c)

Portfolio turnover rate            	89.60%	89.60%	89.60%	19.94%	19.94%	19.94%

Net assets at end of period (000)  	$14,822 	$0  	$259  	$8,076  	$20  	$109


(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.
 * Sales of Class B and Class C shares commenced on September 1, 1994. ** On September 28, 1995, all Class B shares were converted into Class A shares.


Thornburg Florida Intermediate Municipal Fund
September 30, 1995    CUSIPS:  Class A - 885-215-707, Class C - 885-215-749
NASDAQ Symbols:  Class A  -THFLX

PRINCIPAL   ISSUE                                           RATING      VALUE

$1,035,000 	Brevard County Tourist Development Tax Revenue
            Series 1993, 6.325% due 3/1/03 (Florida Marlins'
            Training Facility Project)                      	NR/NR	$1,067,954
   300,000	 Broward County Education Facilities Authority
            Series 1994, 5.60% due 4/1/04 (Nova Southeastern
            University Project; Insured: Connie Lee)       	NR/AAA	   312,552
	  570,000 	Broward County Health Facilities Authority,
            7.00% due 8/15/11 (North Beach Hospital Project;
            Insured: MBIA)                                	Aaa/AAA	   633,452
	  950,000 	Broward County Housing Finance Authority Home
            Mortgage Revenue, 0% due 4/1/14                	A1/BBB   	147,830
	  250,000	 Cape Coral Special Obligation Revenue, 5.75%
            due 7/1/01	                                    Aaa/AAA   	265,540
   	50,000 	Collier County Capital Improvement Revenue Series
            BMTF Subseries 3, 7.70%	due 7/1/16
            (Insured: FGIC)                               	Aaa/AAA	    51,938
	  134,000	 Duval County Single Family Housing Revenue, 0%
            due 5/15/16, put 11/15/97	                     Aaa/AAA   	104,370
	  275,000 	Escambia County Housing Finance Authority Single
            Family Mortgage Series C, 7.50% due 10/1/12    	Aaa/NR   	290,637
	1,000,000	 Florida Housing Finance Authority Series 94-B,
            5.70% due 10/1/24, mandatory put 10/1/04 (Plantation
            Colony Project; FNMA Guarantee)	                NR/AAA 	1,016,890
	1,000,000 	Florida Housing Finance Agency Multifamily Housing
            Revenue Series 1983 F, 5.35%	due 6/1/00 (Insured:
            Connecticut General)	                            NR/AA	 1,015,560
  	300,000	 Florida Housing Finance Authority, 4.05% due 12/1/05,
            put 10/7/95, weekly demand note (Insured: Connecticut
            General)	                                       A-1/AA   	300,000
	  305,000	 Florida Housing Finance Authority Capital Appreciation
            Residential Mortgage Revenue, 0% due 7/15/01
            (LOC: Citibank)	                                 NR/AA	   165,350
	1,000,000 	Florida Housing Development Authority, 6.25% due
            12/1/06 (Hammock's Place Project)	              NR/AAA 	1,037,920
	  255,000 	Florida Housing Finance Authority, 7.65% due 6/1/99
            (GNMA Backed)	                                  Aaa/NR   	268,648
	  755,000	 Florida Liability Insurance Commission Pooled
            Liability, 5.50% due 1/1/96	                     NR/NR   	756,223
	1,000,000 	Florida State General Obligation Highway Revenue,
            5.80% due 10/1/00                               	Aa/AA	 1,021,940
  	255,000	 Florida State Certificate of Partcipation, 6.05% due
            11/15/97 (Consolidated Equipment Financing
            Program Project)	                                 A/A+   	263,282
	  720,000 	Florida State Certificate of Partcipation, 6.05% due
            5/15/97 (Consolidated Equipment Financing
            Program Project)	                                 A/A+   	740,923
	  345,000 	Florida State Certificate of Partcipation, 6.10%
            due 5/15/98 (Consolidated Equipment Financing
            Program Project)                                 	A/A+   	356,785
	  300,000	 Hernando County Industrial Development Revenue,
            8.50% due 12/1/14 (Florida Crushed Stone Project	NR/NR   	316,224
	1,000,000 	Hillsborough County Industrial Development Authority,
            5.50% due 8/15/06 (University Community Hospital Inc.
            Project; Insured: MBIA)                       	Aaa/AAA	 1,030,480
	  600,000  Jacksonville Health Facilities Authority Revenue,
            8.00% due 12/1/15 (National Benevolent
            Association Project)                        	Baa1/BBB+   	654,510
  	375,000	 Jacksonville Housing Revenue Refunding, 5.125%
            due 9/20/04	(Windmere Manor Apartments
            Project; Insured: GNMA)                       	NR/AAA    	377,272
	  250,000	 Jacksonville Loan Obligation Water & Sewer
            Revenue, 5.30% due 4/1/99 (Insured: MBIA)    	Aaa/AAA    	249,975
  	100,000 	Jacksonville Loan Obligation Custody Receipts, 6.10%
            due 4/1/01 (Insured: MBIA)                   	Aaa/AAA    	100,154
  	100,000 	Lee County Capital Improvement Refunding Revenue,
            5.10% due 10/1/04 (Insured: MBIA)            	Aaa/AAA    	101,587
	  250,000 	Miramar Wastewater Improvement Assessment Revenue,
            6.00% due 10/1/02 (Insured: FGIC)            	Aaa/AAA    	267,512
   	50,000 	Okaloosa County Custody Receipts, 6.10% due 4/1/02
            (Insured: MBIA)	                              Aaa/AAA     	50,138
  	115,000 	Osceola County Health Facilities Revenue Series 1994,
            5.75% due 4/1/04 (Evangelical Good Samaritan Project;
            Insured: AMBAC)                              	Aaa/AAA	    121,039
	  195,000 	Palm Bay Lease Revenue Refunding, 6.40% due 9/1/04
	          	(Florida Education and Research Foundation
            Project)	                                      Baa/NR    	200,994
	  205,000	 Palm Bay Lease Revenue Refunding, 6.50% due 9/1/05
          		(Florida Education and Research Foundation
            Project)	                                      Baa/NR    	211,792
  	100,000  Pensacola Health Facility Authority, 5.10% due 1/1/06
            (Daughters of Charity Project)                	Aa/NR	      98,813
 1,200,000	 Pinellas County Housing Finance Authority Series 1994-A,
            5.75% due 8/1/01
	          	(LOC: GNMA / FNMA Collateral)	                 Aaa/NR	  1,222,176

          		TOTAL INVESTMENTS (Cost $14,515,387)	               	$ 14,820,460

To the Board of Trustees and Shareholders
Thornburg Florida Intermediate Municipal Fund
Santa Fe, New Mexico



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Florida Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1995, the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund as of September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.






New York, New York
October 27, 1995